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Exhibit 10.2

        TRANSITION SERVICES AGREEMENT

by and between

TMP WORLDWIDE INC.

and

HUDSON HIGHLAND GROUP, INC.

Dated as of March    , 2003

i

	ARTICLE 6 MISCELLANEOUS
6.01	Confidential Information	7
6.02	Prior Agreements	7
6.03	Future Litigation and Other Proceedings	7
6.04	No Agency	8
6.05	Subcontractors	8
6.06	Force Majeure	8
6.07	Information	8

6.08	Notices	9
6.09	Severability	9
6.10	Amendments; No Waivers	9
6.11	Successors and Assigns	10
6.12	Governing Law	10
6.13	Counterparts; Effectiveness	10
6.14	Entire Agreement	10
6.15	Jurisdiction	10
6.16	Captions	10

ii

TRANSITION SERVICES AGREEMENT

        This Transition Services Agreement (this "Agreement") is entered into as of March    , 2003 by and between TMP Worldwide Inc., a Delaware corporation ("TMP"), and Hudson Highland Group, Inc., a Delaware corporation ("HHGI").

W I T N E S S E T H:

        WHEREAS, TMP owned 100% of the outstanding common stock of HHGI prior to the consummation of the Distribution (as defined below);

        WHEREAS, TMP will no longer own any of the outstanding common stock of HHGI after the consummation of the Distribution; and

        WHEREAS, TMP has heretofore directly or indirectly provided certain administrative, legal, tax and other services to the HHGI Entities (as defined below) and HHGI has heretofore directly or indirectly provided certain administrative and other services to the TMP Entities (as defined below).

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TMP and HHGI, for themselves, their successors and assigns, hereby agree as follows:

ARTICLE 1
DEFINITIONS

        1.01    Definitions.    The following terms, as used herein, have the following meanings:

        "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

        "Common Stock" means the common stock, par value $.001 per share, of HHGI.

        "Confidential Information" has the meaning assigned thereto in the Distribution Agreement.

        "Distribution" has the meaning assigned thereto in the Distribution Agreement.

        "Distribution Agreement" means the Distribution Agreement, dated as of the date hereof, between TMP and HHGI.

        "Distribution Date" has the meaning assigned thereto in the Distribution Agreement.

        "HHGI Entities" means HHGI and its Subsidiaries, and "HHGI Entity" shall mean any of the HHGI Entities.

        "HHGI Services" means the various services described in the Schedules to be provided by HHGI Entities to TMP Entities or to be procured by HHGI Entities on behalf of TMP Entities.

        "Person" means any individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a governmental or political subdivision or any agency or instrumentality thereof.

        "Schedules" means the Schedules attached hereto.

        "Service" means any HHGI Service or TMP Service, as the context may require, and "Services" means the HHGI Services or the TMP Services, as the context may require.

        "Subsidiary" means, with respect to any Person, any other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

        "TMP Entities" means TMP and its Subsidiaries, and "TMP Entity" shall mean any of the TMP Entities.

        "TMP Services" means the various services described in the Schedules to be provided by TMP Entities to HHGI Entities or to be procured by TMP Entities on behalf of HHGI Entities.

ARTICLE 2
PURCHASE AND SALE OF SERVICES

        2.01    Purchase and Sale of Services.    (a) On the terms and subject to the conditions of this Agreement and in consideration of the Service Costs described below:

          (i)    TMP agrees to provide to HHGI, or procure the provision to HHGI of, and HHGI agrees to purchase from TMP, the TMP Services; and

          (ii)  HHGI agrees to provide to TMP, or procure the provision to TMP of, and TMP agrees to purchase from HHGI, the HHGI Services.

        (b)  Unless otherwise specifically agreed by TMP and HHGI, the TMP Services to be provided or procured by TMP hereunder shall be substantially similar in scope, quality, and nature to those customarily provided to, or procured on behalf of, HHGI prior to the Distribution Date, and the HHGI Services to be provided or procured by HHGI hereunder shall be substantially similar in scope, quality, and nature to those customarily provided to, or procured on behalf of, TMP prior to the Distribution Date.

        (c)  It is understood that:

          (i)    TMP Services to be provided to HHGI under this Agreement shall, at HHGI's request, be provided to Subsidiaries of HHGI, and TMP may satisfy its obligation to provide or procure TMP Services hereunder by causing one or more of its Subsidiaries to provide or procure such TMP Services;

          (ii)  HHGI Services to be provided to TMP under this Agreement shall, at TMP's request, be provided to Subsidiaries of TMP, and HHGI may satisfy its obligation to provide or procure HHGI Services hereunder by causing one or more of its Subsidiaries to provide or procure such HHGI Services;

          (iii)  with respect to TMP Services provided to, or procured on behalf of, any Subsidiary of HHGI, HHGI agrees to pay on behalf of such Subsidiary all amounts payable by or in respect of such TMP Services pursuant to this Agreement; and

          (iv)  with respect to HHGI Services provided to, or procured on behalf of, any Subsidiary of TMP, TMP agrees to pay on behalf of such Subsidiary all amounts payable by or in respect of such HHGI Services pursuant to this Agreement.

        2.02    Additional Services.    To the extent that TMP and HHGI may mutually agree:

          (a)  in addition to the TMP Services to be provided or procured by TMP in accordance with Section 2.01, if requested by HHGI, TMP shall provide additional services (including services not provided by TMP to the HHGI Entities prior to the Distribution Date) to HHGI; and

          (b)  in addition to the HHGI Services to be provided or procured by HHGI in accordance with Section 2.01, if requested by TMP, HHGI shall provide additional services (including services not provided by HHGI to the TMP Entities prior to the Distribution Date) to TMP.

        The scope of any such additional services, as well as the term, costs, and other terms and conditions applicable to such services, shall be as mutually agreed by TMP and HHGI, and shall be reflected in an additional Schedule to this Agreement (in substantially the form attached hereto) executed by TMP and HHGI.

ARTICLE 3
SERVICE COSTS; OTHER CHARGES

        3.01    Service Costs Generally.    The Schedules hereto indicate, with respect to the respective Services listed therein, whether the costs to be charged to HHGI or TMP for such Services are to be determined by (i) the agreed billing method described in Section 3.02 ("Agreed Billing") or (ii) the pass-through billing method described in Section 3.03 ("Pass-Through Billing"). The Agreed Billing and Pass-Through Billing methods applicable to Services provided to HHGI or TMP are collectively referred to herein as the "Service Costs." HHGI agrees to pay to TMP in the manner set forth in Section 3.04 the Service Costs applicable to each of the TMP Services provided or procured by TMP, and TMP agrees to pay to HHGI in the manner set forth in Section 3.04 the Service Costs applicable to each of the HHGI Services provided or procured by HHGI.

        3.02    Agreed Billing.    The costs of Services as to which the Agreed Billing method applies shall be equal to (i) the costs described in the Schedules hereto (it being understood that from and after the Distribution Date, such costs with respect to TMP Services may be increased by TMP in the exercise of its reasonable judgment, and such costs with respect to HHGI Services may be increased by HHGI in the exercise of its reasonable judgment, plus (ii) any applicable federal, state and local sales, use or similar taxes. Notwithstanding the foregoing, any third-party expenses as well as out-of-pocket expenses incurred by TMP in connection with the provision of any TMP Services as to which the Agreed Billing method applies shall be passed through to HHGI, or incurred by HHGI in connection with the provision of any HHGI Services as to which the Agreed Billing method applies shall be passed through to TMP.

        3.03    Pass-Through Billing.    The costs of Services as to which the Pass-Through Billing method applies shall be equal to the aggregate amount of third-party, out-of-pocket costs and expenses incurred by any TMP Entity on behalf of any HHGI Entity or by any HHGI Entity on behalf of any TMP Entity (which costs shall include, but not be limited to, the costs incurred in connection with obtaining the consent of any party to a contract or agreement to which, in the case of TMP Services, any TMP Entity is a party, or in the case of HHGI Services, any HHGI Entity is a party, where such consent is related to and reasonably required for the provision of any Service). If a TMP Entity incurs any such costs or expenses on behalf of any HHGI Entity as well as businesses operated by TMP, or if a HHGI Entity incurs any such costs or expenses on behalf of any TMP Entity as well as businesses operated by HHGI, TMP (in the case of such costs or expenses incurred by a TMP Entity) or HHGI (in the case of such costs or expenses incurred by a HHGI Entity) shall allocate any such costs or expenses in good faith between the various businesses on behalf of which such costs or expenses were incurred as such party hereto shall determine in the exercise of its reasonable judgment. Such party hereto shall apply usual and accepted accounting conventions in making such allocations, and such party hereto or its agents shall keep and maintain such books and records as may be reasonably necessary to make such allocations. Such party hereto shall make copies of such books and records available to the other party hereto upon request and with reasonable notice.

        3.04    Invoicing and Settlement of Costs.    (a) Except as otherwise provided in the Schedules with respect to any Service, TMP shall invoice the Chief Financial Officer of HHGI on a monthly basis (not later than the tenth day of each month) for the Service Costs for TMP Services, and HHGI shall invoice the Chief Financial Officer of TMP on a monthly basis (not later than the tenth day of each month) for the Service Costs for HHGI Services. In connection with the invoicing described in this Section 3.04(a), TMP shall provide to HHGI such billing data and level of detail as may be reasonably requested by HHGI, and HHGI shall provide to TMP such billing data and level of detail as may be reasonably requested by TMP.

        (b)  Each party hereto agrees to pay on or before 30 days after the date on which the other party hereto invoices it for Service Costs (or the next Business Day, if such day is not a Business Day) (each, a "Payment Date"), by wire transfer of immediately available funds payable to the order of the invoicing party, all amounts invoiced by such invoicing party pursuant to Section 3.04(a) during the preceding calendar month. If the party receiving the invoice fails to pay any monthly payment within 30 days of the relevant Payment Date, such party shall be obligated to pay, in addition to the amount due on such Payment Date, interest on such amount at the prime rate as reported in The Wall Street Journal on the Payment Date (or the next Business Day on which The Wall Street Journal is published, if such day is not a Business Day on which The Wall Street Journal is published) compounded monthly from the relevant Payment Date through the date of payment. If more than one prime rate is reported, the invoicing party may choose the highest rate. If The Wall Street Journal ceases publication or to publish the prime rate, the invoicing party may use the prime rate published in any other newspaper of general circulation, or the invoicing party may substitute a similar reference rate in its sole discretion.

ARTICLE 4
THE SERVICES

        4.01    General Standard of Service.    Except as otherwise agreed by TMP and HHGI or described in this Agreement, and provided that neither TMP nor HHGI is restricted by contract with third parties or by applicable law, TMP and HHGI each agree that the nature, quality, and standard of care applicable to the delivery of the respective Services to be delivered by each of them hereunder shall be substantially the same as that of the Services which TMP and HHGI provide from time to time throughout their respective businesses. Subject to TMP's and HHGI's express obligations under this Agreement, the management of and control over the provision of the TMP Services shall reside solely with TMP, and the management and control over the provision of the HHGI Services shall reside solely with HHGI. Without limiting the generality of the foregoing, (i) all labor matters relating to employees of TMP and its Subsidiaries (including, without limitation, employees involved in the provision of TMP Services to HHGI) shall be within the exclusive control of TMP, and no HHGI Entity shall take any action affecting such matters, and (ii) all labor matters relating to employees of HHGI and its Subsidiaries (including, without limitation, employees involved in the provision of HHGI Services to TMP) shall be within the exclusive control of HHGI, and no TMP Entity shall take any action affecting such matters.

        4.02    Limitation of Liability.    (a) (i) HHGI agrees that none of the TMP Entities and their respective directors, officers, agents, and employees (each, a "TMP Indemnified Person") shall have any liability, whether direct or indirect, in contract or tort or otherwise, to any HHGI Entity or any other Person for or in connection with the TMP Services rendered or to be rendered by any TMP Indemnified Person pursuant to this Agreement, the transactions contemplated hereby or any TMP Indemnified Person's actions or inactions in connection with any such TMP Services or transactions, except for damages which have resulted from such TMP Indemnified Person's gross negligence or willful misconduct in connection with any such TMP Services, actions or inactions.

        (ii)  TMP agrees that none of the HHGI Entities and their respective directors, officers, agents, and employees (each, a "HHGI Indemnified Person") shall have any liability, whether direct or indirect, in contract or tort or otherwise, to any TMP Entity or any other Person for or in connection with the HHGI Services rendered or to be rendered by any HHGI Indemnified Person pursuant to this Agreement, the transactions contemplated hereby or any HHGI Indemnified Person's actions or inactions in connection with any such HHGI Services or transactions, except for damages which have resulted from such HHGI Indemnified Person's gross negligence or willful misconduct in connection with any such HHGI Services, actions or inactions.

        (b)  Notwithstanding the provisions of Section 4.02(a), none of the TMP Entities shall be liable for any special, indirect, incidental, or consequential damages of any kind whatsoever (including, without limitation, attorneys' fees) in any way due to, resulting from or arising in connection with any of the TMP Services or the performance of or failure to perform TMP's obligations under this Agreement, and none of the HHGI Entities shall be liable for any special, indirect, incidental, or consequential damages of any kind whatsoever (including, without limitation, attorneys' fees) in any way due to, resulting from or arising in connection with any of the HHGI Services or the performance of or failure to perform HHGI's obligations under this Agreement. This disclaimer applies without limitation (i) to claims arising from the provision of the TMP Services (in the case of a claim against TMP) or the HHGI Services (in the case of a claim against HHGI) or any failure or delay in connection therewith; (ii) to claims for lost profits; (iii) regardless of the form of action, whether in contract, tort (including negligence), strict liability, or otherwise; and (iv) regardless of whether such damages are foreseeable or whether TMP (in the case of a claim against TMP) or HHGI (in the case of a claim against HHGI) has been advised of the possibility of such damages.

        (c)  In addition to the foregoing, HHGI agrees that it shall, in all circumstances, use commercially reasonable efforts to mitigate and otherwise minimize its damages and those of the other HHGI Entities, whether direct or indirect, due to, resulting from or arising in connection with any failure by TMP to comply fully with its obligations under this Agreement, and TMP agrees that it shall, in all circumstances, use commercially reasonable efforts to mitigate and otherwise minimize its damages and those of the other TMP Entities, whether direct or indirect, due to, resulting from or arising in connection with any failure by HHGI to comply fully with its obligations under this Agreement.

        (d)  Notwithstanding the foregoing provisions of this Section 4.02, (i) in the event of a substantial and continuing failure on the part of TMP to provide or procure any material TMP Services, where such failure is reasonably expected to have a material adverse effect on HHGI and its Subsidiaries, considered as a whole, HHGI shall be entitled to seek specific performance to cause TMP to provide or procure such TMP Services, and (ii) in the event of a substantial and continuing failure on the part of HHGI to provide or procure any material HHGI Services, where such failure is reasonably expected to have a material adverse effect on TMP and its Subsidiaries, considered as a whole, TMP shall be entitled to seek specific performance to cause HHGI to provide or procure such HHGI Services.

        4.03    Indemnification of TMP by HHGI.    HHGI agrees to indemnify and hold harmless each TMP Indemnified Person from and against any damages, and to reimburse each TMP Indemnified Person for all reasonable expenses as they are incurred (i) in investigating, preparing, pursuing, or defending any claim, action, proceeding, or investigation, whether or not in connection with pending or threatened litigation and whether or not any TMP Indemnified Person is a party (collectively, "TMP Actions"), arising out of or in connection with TMP Services rendered or to be rendered by any TMP Indemnified Person pursuant to this Agreement, the transactions contemplated hereby or any TMP Indemnified Person's actions or inactions in connection with any such TMP Services or transactions; provided that HHGI shall not be responsible for any damages of any TMP Indemnified Person that have resulted from such TMP Indemnified Person's gross negligence or willful misconduct in connection with any of the advice, actions, inactions, or Services referred to above (it being understood and agreed that the provision by any TMP Entity of any of the TMP Services contemplated by the Schedules hereof without obtaining the consent of any party to any contract or agreement to which any TMP Entity is a party as of the date hereof shall not constitute gross negligence or willful misconduct by any TMP Entity; provided that the relevant TMP Entity has used commercially reasonable efforts to obtain the relevant consent), and (ii) in investigating, preparing, or defending any HHGI Action (as defined below), arising out of the gross negligence or willful misconduct of any HHGI Indemnified Person in connection with the HHGI Services rendered or to be rendered pursuant to this Agreement.

        4.04    Indemnification of HHGI by TMP.    TMP agrees to indemnify and hold harmless each HHGI Indemnified Person from and against any damages, and to reimburse each HHGI Indemnified Person for all reasonable expenses as they are incurred (i) in investigating, preparing, pursuing, or defending any claim, action, proceeding, or investigation, whether or not in connection with pending or threatened litigation and whether or not any HHGI Indemnified Person is a party (collectively, "HHGI Actions"), arising out of or in connection with HHGI Services rendered or to be rendered by any HHGI Indemnified Person pursuant to this Agreement, the transactions contemplated hereby or any HHGI Indemnified Person's actions or inactions in connection with any such HHGI Services or transactions; provided that TMP shall not be responsible for any damages of any HHGI Indemnified Person that have resulted from such HHGI Indemnified Person's gross negligence or willful misconduct in connection with any of the advice, actions, inactions, or HHGI Services referred to above (it being understood and agreed that the provision by any HHGI Entity of any of the HHGI Services contemplated by Schedules hereof without obtaining the consent of any party to any contract or agreement to which any HHGI Entity is a party as of the date hereof shall not constitute gross negligence or willful misconduct by any HHGI Entity; provided that the relevant HHGI Entity has used commercially reasonable efforts to obtain the relevant consent), and (ii) in investigating, preparing, or defending any TMP Action, arising out of the gross negligence or willful misconduct of any TMP Indemnified Person in connection with the TMP Services rendered or to be rendered pursuant to this Agreement.

        4.05    Notice of Certain Matters.    If either party hereto at any time believes that the other party hereto is not in full compliance with its obligations under Section 4.01 of this Agreement, it shall so notify the other party in writing promptly (but not later than 30 days) after becoming aware of such possible non-compliance by the other party. Such notice (a "Non-Compliance Notice") shall set forth in reasonable detail the basis for the notifying party's belief as well as the notifying party's view as to the steps to be taken by the notified party to address the possible non-compliance. For the 30 days after receipt of such a notice, appropriate representatives of each party shall work in good faith to develop a plan to resolve the matters referred to in the Non-Compliance Notice. In the event such matters are not resolved through such discussions, the notifying party may elect to terminate the notified party's obligation to provide or procure, and its obligation to purchase, the Service or Services referred to in its Non-Compliance Notice in accordance with Section 5.02. In the event such matters are resolved through such discussions and the notifying party does not elect to terminate such Service or Services within 60 days of the end of the 30-day period referred to in the third sentence of this Section 4.05, the notifying party shall not be entitled to deliver another Non-Compliance Notice or pursue other remedies with respect to same or any substantially similar matter so long as the notified party complies in all material respects with the terms of such resolution. In no event shall any termination of this Agreement pursuant to this Section 4.05 limit or affect either party's right to seek remedies in accordance with Section 6.15 in respect of any breach by the other party of any of its obligations under this Agreement prior to such termination.

ARTICLE 5
TERM AND TERMINATION

        5.01    Term.    Except as otherwise provided in this Article 5, in Section 6.06, in the Schedules hereto or as otherwise agreed in writing by the parties, (a) this Agreement shall have a term of one year from the Distribution Date, (b) TMP's obligation to provide or procure, and HHGI's obligation to purchase, any TMP Service shall cease as of the applicable date set forth in the applicable Schedule or such earlier date determined in accordance with Section 5.02 and (c) HHGI's obligation to provide or procure, and TMP's obligation to purchase, any HHGI Service shall cease as of the applicable date set forth in the applicable Schedule or such earlier date determined in accordance with Section 5.02.

        5.02    Termination.    (a) Except as otherwise provided in any Schedule hereto, (i) HHGI may from time to time terminate this Agreement with respect to one or more of the TMP Services, in whole or in part, upon giving at least 30 days' prior notice to TMP, (ii) TMP may from time to time terminate this Agreement with respect to one or more of the HHGI Services, in whole or in part, upon giving at least 30 days' prior notice to HHGI and (iii) either party hereto may terminate this Agreement at any time upon 30 days' written notice.

        (b)  TMP may terminate any TMP Service or any HHGI Service at any time if HHGI shall have failed to perform any of its material obligations under this Agreement relating to any such Service, TMP has notified HHGI in writing of such failure and such failure shall have continued for a period of 30 days after receipt of HHGI of written notice of such failure.

        (c)  HHGI may terminate any HHGI Service or any TMP Service at any time if TMP shall have failed to perform any of its material obligations under this Agreement relating to any such Service, HHGI has notified TMP in writing of such failure and such failure shall have continued for a period of 30 days after receipt of TMP of written notice of such failure.

        5.03    Effect of Termination.    (a) Other than as required by law, upon termination of any Service pursuant to Section 5.02, or upon termination of this Agreement in accordance with its terms, the party obligated to render such Service hereunder prior to such termination shall have no further obligation to provide the terminated Service (or any Service, in the case of termination of this Agreement) and the party entitled to receive such Service hereunder prior to such termination shall have no obligation to pay any fees relating to such Service or make any other payments hereunder; provided that notwithstanding such termination, (i) each party hereto that received Services from the other party hereto shall remain liable to the other party hereto for fees owed and payable in respect of such Services provided prior to the effective date of the termination and (ii) the provisions of Articles 4, 5, 6 and 7 shall survive any such termination indefinitely.

        (b)  Following termination of this Agreement with respect to any TMP Service, TMP and HHGI agree to cooperate in providing for an orderly transition of such TMP Service to HHGI or to a successor service provider. Following termination of this Agreement with respect to any HHGI Service, TMP and HHGI agree to cooperate in providing for an orderly transition of such HHGI Service to TMP or to a successor service provider.

ARTICLE 6
MISCELLANEOUS

        6.01    Confidential Information.    HHGI and TMP hereby covenant and agree to hold in trust and maintain confidential all Confidential Information relating to the other party or any of such other party's Subsidiaries as provided in Section 6.06 of the Distribution Agreement.

        6.02    Prior Agreements.    In the event there is any inconsistency between the provisions of this Agreement, on the one hand, and provisions of prior services agreements (other than commercial agreements entered into between any TMP Entity and any HHGI Entity as of the Distribution Date), if any, between any TMP Entity and any HHGI Entity (the "Prior Agreements"), on the other hand, the provisions of this Agreement shall govern and such provisions in the Prior Agreements are deemed to be amended so as to conform with this Agreement.

        6.03    Future Litigation and Other Proceedings.    In the event that HHGI (or any of its Subsidiaries or any of its or their officers or directors) or TMP (or any of its Subsidiaries or any of its or their officers or directors) at any time after the date hereof initiates or becomes subject to any litigation or other proceedings before any governmental authority or arbitration panel with respect to which the parties have no prior agreements (as to indemnification or otherwise), the party (and its Subsidiaries and its and their officers and directors) that has not initiated and is not subject to such litigation or other proceedings shall comply, at the other party's reasonable expense, with any reasonable requests by the other party for assistance in connection with such litigation or other proceedings (including by way of provision of information and making available of employees as witnesses). In the event that HHGI (or any of its Subsidiaries or any of its or their officers or directors) and TMP (or any of its Subsidiaries or any of its or their officers or directors) at any time after the date hereof initiate or become subject to any litigation or other proceedings before any governmental authority or arbitration panel with respect to which the parties have no prior agreements (as to indemnification or otherwise), each party (and its officers and directors) shall, at their own expense, coordinate their strategies and actions with respect to such litigation or other proceedings to the extent such coordination would not be detrimental to their respective interests and shall comply, at the reasonable expense of the requesting party, with any reasonable requests of the other party for assistance in connection therewith (including by way of provision of information and making available of employees as witnesses).

        6.04    No Agency.    Nothing in this Agreement shall constitute or be deemed to constitute a partnership or joint venture between the parties hereto or constitute or be deemed to constitute any party the agent or employee of the other party for any purpose whatsoever and neither party shall have authority or power to bind the other or to contract in the name of, or create a liability against, the other in any way or for any purpose.

        6.05    Subcontractors.    Either party hereto may hire or engage one or more subcontractors to perform all or any of its obligations under this Agreement; provided that, subject to Section 4.02, TMP shall in all cases remain primarily responsible for all obligations undertaken by it in this Agreement with respect to the scope, quality and nature of the TMP Services and HHGI shall in all cases remain primarily responsible for all obligations undertaken by it in this Agreement with respect to the scope, quality and nature of the HHGI Services.

        6.06    Force Majeure.    (a) For purposes of this Section, "Force Majeure" means an event beyond the control of either party, which by its nature could not have been foreseen by such party, or, if it could have been foreseen, was unavoidable, and includes without limitation, acts of God, storms, floods, riots, fires, sabotage, civil commotion or civil unrest, interference by civil or military authorities, acts of war (declared or undeclared) and failure of energy sources.

        (b)  Without limiting the generality of Section 4.02(a), neither party shall be under any liability for failure to fulfill any obligation under this Agreement, so long as and to the extent to which the fulfillment of such obligation is prevented, frustrated, hindered, or delayed as a consequence of circumstances of Force Majeure; provided that such party shall have exercised all due diligence to minimize to the greatest extent possible the effect of Force Majeure on its obligations hereunder.

        (c)  Promptly on becoming aware of Force Majeure causing a delay in performance or preventing performance of any obligations imposed by this Agreement (and termination of such delay), the party affected shall give written notice to the other party giving details of the same, including particulars of the actual and, if applicable, estimated continuing effects of such Force Majeure on the obligations of the party whose performance is prevented or delayed. If such notice shall have been duly given, and actual delay resulting from such Force Majeure shall be deemed not to be a breach of this Agreement, and the period for performance of the obligation to which it relates shall be extended accordingly; provided that if Force Majeure results in the performance of a party being delayed by more than 60 days, the other party shall have the right to terminate this Agreement with respect to any Service affected by such delay forthwith by written notice.

        6.07    Information.    Subject to applicable law and privileges, each party hereto covenants and agrees to provide the other party with all information regarding itself and transactions under this Agreement that the other party reasonably believes are required to comply with all applicable federal, state, county and local laws, ordinances, regulations and codes, including, but not limited to, securities laws and regulations.

        6.08    Notices.    All notices and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be deemed given when received addressed as follows:

      If to TMP, to:

      TMP Worldwide Inc.
      622 Third Avenue, 38th Floor
      New York, New York 10017
      Facsimile: (917) 256-8026
      Attention: Andrew J. McKelvey

      With a copy to:

      TMP Worldwide Inc.
      622 Third Avenue, 38th Floor
      New York, New York 10017
      Facsimile: (917) 256-8526
      Attention: Myron Olesnyckyj

      Fulbright & Jaworski L.L.P.
      666 Fifth Avenue
      New York, New York 10103
      Facsimile: (212) 318-3400
      Attention: Gregg J. Berman, Esq.

      If to HHGI, to:

      Hudson Highland Group, Inc.
      622 Third Avenue
      New York, New York 10017
      Facsimile: (917) 256-8403
      Attention: Jon F. Chait

      With a copy to:

      Hudson Highland Group, Inc.
      225 West Wacker Drive, Suite 2100
      Chicago, Illinois 60606
      Facsimile: (312) 782-1743
      Attention: Latham Williams

Any party may, by written notice so delivered to the other parties, change the address to which delivery of any notice shall thereafter be made.

        6.09    Severability.    If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not render the entire Agreement invalid. Rather, the Agreement shall be construed as if not containing the particular invalid or unenforceable provision, and the rights and obligations of each party shall be construed and enforced accordingly.

        6.10    Amendments; No Waivers.

          (a)  Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by TMP and HHGI, or in the case of a waiver, by the party against whom the waiver is to be effective.

          (b)  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

        6.11    Successors and Assigns.    The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that neither party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto.

        6.12    Governing Law.    This Agreement shall be construed in accordance with and governed by the law of the State of New York, without regard to the conflicts of laws rules thereof.

        6.13    Counterparts; Effectiveness.    This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto.

        6.14    Entire Agreement.    This Agreement (including the Schedules constituting a part of this Agreement) constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter hereof and thereof. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

        6.15    Jurisdiction.    Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in the United States District Court for the Southern District of New York or any other New York State court sitting in New York County, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 6.08 shall be deemed effective service of process on such party.

        6.16    Captions.    The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Transition Services Agreement to be duly executed by their respective authorized officers as of the date first above written.

TMP WORLDWIDE INC.
By:
Name: Title:
HUDSON HIGHLAND GROUP, INC.
By:
Name: Title:

Schedules for Services
Effective as of the Distribution Date

Schedule #	Service Provider	Functional Area
1	TMP/HHGI	Tax services
2	TMP	Legal services
3	TMP/HHGI	Information technology
4	TMP	Insurance
5	HHGI	Accounting, payroll & administrative
6	HHGI	Facilities
7	HHGI	Information technology
8	TMP	Insurance, human resources, workplace health and safety
9	TMP	Secretarial, property and administrative
10	TMP	Facilities
11	TMP	Accounting services
12	TMP	Facilities
13	TMP	Facilities
14	TMP	Information technology
15	TMP	Accounting services

TRANSITION SERVICES SCHEDULE

Schedule #:

Service provider:	☐ TMP Worldwide	☐ Hudson Highland
Functional area:	☐ Insurance	☐ Tax Services	☐ Legal Services
	☐ Facilities	☐ Human Resources	☐ Information Technology
☐ Other (describe):

Start/end date:

Summary of Services to be provided (describe in appropriate detail):

S-1

Estimated total Service Costs to service provider:

Describe Service Cost methodology and factors affecting total Service Costs:

Describe how Service Costs will be adjusted in the event of an increase/decrease in Services provided:

Additional information:

        IN WITNESS WHEREOF, the parties have executed and delivered the foregoing Transition Service Schedule, which is hereby deemed incorporated into and made part of that certain Transition Services Agreement between TMP Worldwide Inc. and Hudson Highland Group, Inc.

Date:

TMP WORLDWIDE INC.
By:	Name: Title:
HUDSON HIGHLAND GROUP, INC.
By:	Name: Title:

S-2

TRANSITION SERVICES SCHEDULE

Schedule #: 1
Service provider:	☒ TMP Worldwide	☒ Hudson Highland
Functional area:	☐ Insurance	☒ Tax Services	☐ Legal Services
	☐ Facilities	☐ Human Resources	☐ Information Technology
☐ Other (describe):

Start/end date: Commencing on the Distribution Date, and ending on the first anniversary of the Distribution Date, unless terminated earlier.

Summary of Services to be provided (describe in appropriate detail):

TMP will provide U.S. federal, state, local and international tax services to HHGI and its Subsidiaries. HHGI will provide international tax services to TMP and its Subsidiaries in the Asia Pacific region as requested by TMP. The tax services will cover compliance, audits and tax planning activities, including, but not limited to, the following:

1.
Gathering data necessary to complete tax returns.

2.
Preparing U.S. tax returns (U.S. federal, state and local income, franchise and capital tax returns, U.S. foreign transaction reporting and U.S. Form 5471) for filing with the appropriate taxing jurisdictions.

3.
Assisting in the management of tax audits and negotiations with tax authorities.

4.
Reconciling tax accruals to returns as filed.

5.
Providing information and preparing tax provisions.

6.
Identifying tax-planning opportunities.

7.
Providing tax and financing structure planning, including tax efficient financing.

8.
Reviewing tax implications of business proposals and assistance with implementation as required.

9.
Ensuring the same level of compliance support for the period of the agreement as in the comparable period of the previous year.

The cost allocation for the services is based on the following:

Description	North America	Europe	Asia-Pacific
Direct Staff Costs	$955,000	$200,000	$150,000
Overhead	264,000	*	*
Total Costs	1,219,000	200,000	150,000
**% Allocable to HHGI (TMP)	25%	50%	(50%	)

S-1

Description	North America	Europe	Asia-Pacific

Total Allocable to HHGI (TMP)	304,750	100,000	(75,000)
Net Charge to HHGI	$329,750

        This will give a net monthly charge of $27,479 from TMP to HHGI.

Estimated total Service Costs to HHGI:    US$33,729

Estimated total Service Costs to TMP:    US$6,250

Describe Service Cost methodology and factors affecting total Service Costs: HHGI and TMP shall pay each other's direct and indirect, fully allocated costs (including overhead) of providing the services described in this Schedule, plus out-of-pocket expenses. TMP and HHGI shall cause their respective employees performing the tax services described on this Schedule to maintain reasonably accurate records as to the portion of their time spent performing such services. HHGI shall also reimburse TMP, and TMP shall reimburse HHGI, for out-of-pocket expenses (including the costs of outside accountants or other service providers, which HHGI shall have the right to pre-approve, in the event that TMP is the service provider hereunder, and which TMP shall have the right to pre-approve, in the event that HHGI is the service provider hereunder), incurred in connection with the services provided pursuant to this Schedule. To the extent that outside professional help is used for particular projects, the projects themselves, the overall costs and the split of the costs between the parties shall be agreed prior to any liability being created.

Describe how Service Costs will be adjusted in the event of an increase/decrease in Services provided: Not applicable.

Additional information:

TMP Contacts:	Patrick J. Harrington, Vice President—Taxes Kate Watson, Regional Tax Manager—Europe
HHGI Contact:	Sandy Beasley, Regional Tax Manager—Asia Pacific Region

S-2

TRANSITION SERVICES SCHEDULE

Schedule #: 2
Service provider:	☒ TMP Worldwide	☐ Hudson Highland
Functional area:	☐ Insurance	☐ Tax Services	☒ Legal Services
	☐ Facilities	☐ Human Resources	☐ Information Technology
☐ Other (describe):

Start/end date: Commencing on the Distribution Date, and ending four months thereafter, unless extended by written agreement of the parties hereto, but in no event more than one year after the Distribution Date.

Summary of Services to be provided (describe in appropriate detail):

TMP's European General Counsel shall continue to provide for HHGI and its Subsidiaries those legal services that such counsel has historically provided for HHGI as a whole. Such services shall include, but not be limited to, the following:

1.
Managing HHGI's relationship with outside counsel in Europe, including, without limitation, tracking outside counsel costs, managing billing and negotiating billing rates.

2.
Performing legal services with respect to United Kingdom legal matters, including, without limitation, with respect to (a) employment matters (other than actual litigation), such as advising with respect to disputes, drafting letters to departing employees concerning restrictive covenants, advising on policies and procedures, and advising with respect to, drafting or amending employment and compromise agreements; (b) advising with respect to client and other disputes; (c) reviewing tender documents; (d) drafting and amending client contracts and contracts with suppliers; (e) advising as to data protection laws and legislation, (f) reviewing documentation for grants, banking facilities, treasury and funding; (g) liaising with tax manager as regards tax disputes; (h) advising with respect to intellectual property issues, disputes and registrations; and (i) liasing with company secretary as regards property and company secretarial matters.

3.
Where practicable, performing legal services with respect to non-United Kingdom legal matters.

4.
Acting as a liaison with TMP tax and legal departments in the United States.

S-1

Estimated total Service Costs to service provider: US$95,930

Describe Service Cost methodology and factors affecting total Service Costs: During the term that transition services are rendered as provided in this Schedule, TMP shall pay 2/3 of the European General Counsel's salary and benefits and HHGI shall pay 1/3 of the European General Counsel's salary on a monthly basis. TMP shall cause the European General Counsel to maintain reasonably accurate records as to the portion of her time spent performing legal services for HHGI. HHGI shall also reimburse TMP for out-of-pocket expenses incurred in connection with the services provided pursuant to this Schedule.

Describe how Service Costs will be adjusted in the event of an increase/decrease in Services provided: At the end of the term or upon termination of the services described in this Schedule, HHGI shall pay to TMP, or TMP shall refund to HHGI, an amount equal to the difference between TMP's direct and indirect, fully allocated costs (including overhead) of providing the services described in this Schedule and the monthly amounts paid to TMP pursuant to the 2/3 to 1/3 salary and benefits cost sharing arrangement described above.

Additional information:

TMP Contact: Sarah Gregory, European General Counsel

The European General Counsel shall not be required render services to HHGI in connection with any matter in which HHGI's interests conflict with or are adverse to the interests of TMP.

S-2

TRANSITION SERVICES SCHEDULE

Schedule #: 3
Service provider:	☒ TMP Worldwide	☒ Hudson Highland
Functional area:	☐ Insurance	☒ Tax Services	☐ Legal Services
	☐ Facilities	☐ Human Resources	☒ Information Technology
☐ Other (describe):

Start/end date: Commencing on the Distribution Date, and ending on December 31, 2003 (except as otherwise provided in the attached summary with respect to specific services), unless terminated earlier.

Summary of Services to be provided (describe in appropriate detail):

The TMP Technologies Group will provide technology support services for North American and European users, web sites and office locations to HHGI and its affiliates, as further described in the attached summary. The HHGI Technologies Group will provide technology support services for European TMP users within agreed to facilities.

Estimated total Service Costs to service provider: See "Charge Structure" in the attached summary for additional details.

Describe Service Cost methodology and factors affecting total Service Costs: See "Charge Structure" in the attached summary for additional details.

Describe how Service Costs will be adjusted in the event of an increase/decrease in Services provided: Not applicable.

Additional information: See attached summary.

In the event of any termination pursuant to Section 5.02(a), the terminating party shall pay all costs that will be incurred by or imposed on the other party as a direct result of such termination, including, but not limited to, termination fees with respect to any agreement and any severance obligation.

TECHNOLOGY

1    DESCRIPTION OF SERVICES

  A. SCOPE

  The TMP Technologies Group ("TMP") will provide Technology support services, for North American & European users, web sites and office locations to Hudson Highland Group, Inc. and its affiliates ("HHGI"). The HHGI Technologies Group will provide technology support services for European TMP users within agreed to facilities.

  B. TERMS AND CONDITIONS

  1.
  Any invoices for services at dedicated HHGI offices with an invoice date after April 1, 2003, are the responsibility of HHGI for payment.

  2.
  HHGI will use existing TMP vendors to allow existing contracts to be re-negotiated during the agreement term.

  3.
  All efforts will be made to separate Mail, File, Print, Domain and Other Specialty servers (e.g. Citrix) onto separate equipment, by April 1, 2003.

  4.
  HHGI shall be responsible for assuring that its domain names are owned by it and in place throughout the term of this Agreement.

  5.
  Shared company internet connectivity for all HHGI dedicated offices shall be owned and operated by HHGI (Indianapolis, London, Sydney) and in place by April 1, 2003. Some individual offices will migrate onto separate circuits beyond the April 1 date, but, in any case, will be completed prior to September 1, 2003.

  6.
  Assumes internal switches and routers are in place in HHGI dedicated offices and duplicate equipment in Shared facilities.

  7.
  Once a user's email has been migrated to HHGI, HHGI will assume responsibility for e-mail.

  8.
  Assumes external DNS servers are owned and in place for HHGI.

  9.
  HHGI will provide service and all support to their dedicated offices, including desktop support, carrier services and billing, network maintenance and monitoring. In cases where HHGI has an office that is not shared, or new telecomm and data circuits are delayed in being installed, HHGI agrees to pay the invoiced rate for those services under the existing Telecomm or Data Network contracts.

  10.
  All HHGI related web site and internal systems servers will be relocated to a HHGI data center environment and supported by HHGI staff starting on or about April 1, 2003, or additional charges for data center costs will be included by TMP to HHGI.

  11.
  HHGI will support existing Business Applications in use with their business and TMP will have no obligation to provide such support.

  12.
  There will be no help desk support provided by TMP to HHGI personnel.

  13.
  Any UUNET dial up users will be transferred and bill directly to HHGI.

  14.
  All HHGI employees will not have access to current TMP intranets and Sales Data Warehouses. Copies of intranets and Sales Data Warehouses, as related to HHGI customers, will be provided to HHGI for potential separate implementations on HHGI infrastructure.

  15.
  During the term of this Agreement, TMP & HHGI shall be required to provide desktop, telco services at substantially the same, and not a higher, level of functionality and service as that maintained as of the date of this Agreement.

  C. SHARED FACILITIES

  North America

    •
    The following are identified as Shared facilities in this region;

    •
    See schedule A attached

  Europe

    •
    The following are identified as Shared facilities in this region;

    •
    See schedule B attached

  D. CHARGE STRUCTURE

    •
    Global Email forwarding service Charge

    •
    Email forwarding service for 3 months after the Distribution Date

    •
    All email received by designated employees (transferred to HHGI) to their TMP email address will be forwarded to their new equivalent HHGI email address

    •
    A list of current email addresses to forward will be provided to TMP Technologies by March 15, 2003, and an update to such list will be provided to TMP Technologies on the Distribution Date

    •
    A monthly fee of $4,000 will be charged to HHGI for this forwarding service for a period of three months.

    •
    Beginning on or about July 1, an email address change notification will be displayed when email is submitted to the former TMP email addresses, notifying the sender of the new email address for the HHGI employee, this service will be provided until December 31, 2003.

    •
    Shared Facilities Definition, Terms and Conditions

    •
    A shared facility is defined as one office (one lease or landlord), where both HHGI and TMP staff are located and provided services by the local technical staff.

    •
    Shared Technical assets (not individual pcs, laptops, phones, software) ownership and responsibility for local technical support will be provided by the lease holder (Office Owner).

    •
    In shared facilities, all efforts will be made by both staff (HHGI & TMP) to install duplicate network and telco facilities so as to have separate facilities by September 1, 2003.

    •
    In a situation where the number of either HHGI or TMP staff within a shared facility does not justify separate infrastructure then an appropriate charge will be made to the non-office owner company for the shared use of the office owner company's infrastructure.

    •
    Any office cost charge variance of greater than 20% from one month to the next, requires notification to charged company's technical primary contact, on a monthly basis.

    •
    Rate Structure for Shared Facility Services

    •
    At each location where services are provided, all costs required to provide the service, including but not limited to provision of equipment, maintenance expenses, equipment depreciation, equipment lease expense, occupancy required for equipment, calling services and management fees shall be tallied to form a total monthly cost. The tracking of the office costs is the responsibility of the Office Owner. The monthly cost charge shall define the number of office users apportioned to the customer. The customer shall pay a percentage of total monthly cost. This percentage is defined by the number of customer office users, divided by the total office users in the facility. Office user counts can be adjusted with a 30 day notification to the Office Owner. Confirmation on changes in headcount is required by the Office Owner, prior to adjusting the user counts. Charges shall accrue in full month increments.

    •
    As Needed Services

    •
    For specific services & support requested by HHGI or TMP (Europe) (As Needed Services) and as related to:

  •
  Communications, Security & Voice Support: Support for hardware/software/configuration for Voice, Data, Internet. Security, Mobile and remote access including billing.

  •
  Site Support Services (Desktop/LAN/Technology Services):

  •
  Local Server Management

  •
  Backup Support: Resources performing backups on HHGI or TMP (Europe) file servers.

  •
  Business Systems: Support for the front & back office TMP/HHGI business systems and associated technical infrastructure hardware/software.

  •
  Messaging: Support for the hardware/resource/software/configuration and related email issues arising.

  •
  Network Services: Support for level 2 desktop/server issues arising following the split.

  •
  Call forwarding service provided by a telecommunications provider: Local calls into TMP offices will be forwarded for to a new number within HHGI office for any individual for a period as determined by the provider's policy and not to exceed 90 days.

  •
  TMP Help Desk Services

  •
  This support between HHGI & TMP (Europe) will be provided free of charge to a maximum amount of hours per week during the term of the agreement in accordance with the following:

        Month 1 - 20 hours max
        Month 2 - 16 hours max
        Month 3 - 12 hours Max
        Month 4 - 8 hours Max
        Month 5 - 4 hours Max
        Month 6 - 2 hours max

    Thereafter this period, the charges for any as needed services will default to the enforced charges referenced in Rate Structure for as Needed Services below.

    •
    Rate Structure for As Needed Services

    •
    Call forwarding service—USD$50 per month for each individual number forwarded. Where the call forward is over a Public network.

    •
    USD$50 per hour (with a one hour minimum) for any work during business hours (8:00 - 5:00 EST) on business days.

    •
    For work outside of business hours the rate will be USD$80 (with a two hour minimum)

    •
    As needed service will be billed monthly by TMP.

    •
    Administrative Services

    •
    All invoices for HHGI expenses will be collected and forwarded to the appropriate single regional designee within HHGI. All invoices received will be forwarded on a weekly basis. This invoice collection and forwarding service will be provided until September 1, 2003.

    •
    Rate Structure for Administrative Services

    •
    A monthly fee of USD$2,000 will be charged to HHGI for the term of this agreement.

  E. PRIMARY CONTACTS

  The primary contacts for the services are as follows:

  TMP:    Brian Farrey, President, TMP Technologies

  HHGI:    John Allison

TMP shall redirect the following web sites to HHGI's site as indicated on the Distribution Date.

admin.eresourcing.tmp.com
at.eresourcing.tmp.com
be.eng.eresourcing.tmp.com
be.eresourcing.tmp.com
be.fl.eresourcing.tmp.com
be.fr.eresourcing.tmp.com
benelux.eng.eresourcing.tmp.com
benelux.eresourcing.tmp.com
benelux.fr.eresourcing.tmp.com
benelux.nl.eresourcing.tmp.com
br.eresourcing.tmp.com
cz.eresourcing.tmp.com
denmark.eresourcing.tmp.com
deutschland.eresourcing.tmp.com
dk.eresourcing.tmp.com
er.tmpw.co.uk
eresourcing.insideworldwide.com
eresourcing.tmp.com
es.eresourcing.tmp.com
fi.eresourcing.tmp.com
finland.eresourcing.tmp.com
fr.eresourcing.tmp.com
germany.eresourcing.tmp.com
hu.eresourcing.tmp.com
ie.eresourcing.tmp.com
it.eresourcing.tmp.com
netherlands.eresourcing.tmp.com
nl.eresourcing.tmp.com
no.eresourcing.tmp.com
norway.eresourcing.tmp.com
pl.eresourcing.tmp.com
recruitment.tmp.com
scotland.eresourcing.tmp.com
se.eresourcing.tmp.com
sk.eresourcing.tmp.com
spain.eresourcing.tmp.com
staffturnover.eresourcing.tmp.com
sweden.eresourcing.tmp.com
tmpapex.co.uk
tmp-apex.co.uk
tmpapex.com
tmpexec.co.uk
tmpexec.com
tmpexec.eresourcing.tmp.com
tmpfrance.com
tmpsearch.co.uk
tmpsearch.com
tmpsoler.no
tmpwexec.com
uk.eresourcing.tmp.com
uk.intranet-eresourcing.tmp.com

TRANSITION SERVICES SCHEDULE

Schedule #: 4
Service provider:	☒ TMP Worldwide	☐ Hudson Highland
Functional area:	☒ Insurance	☐ Tax Services	☐ Legal Services
	☐ Facilities	☐ Human Resources	☐ Information Technology
☐ Other (describe):

Start/end date: From time to time, on an as needed basis, commencing on or after the Distribution Date.

Summary of Services to be provided (describe in appropriate detail):

TMP shall provide the insurance transition services described in Section 7.02(a) of the Distribution Agreement from time to time at the request of HHGI, and the transition services described in Section 7.02(c)(i) of the Distribution Agreement from time to time upon receipt of HHGI's prior approval as provided therein.

S-1

Estimated total Service Costs to service provider: Not applicable.

Describe Service Cost methodology and factors affecting total Service Costs: HHGI shall pay TMP's direct and indirect, fully allocated costs (including overhead) of providing the services described in this Schedule, plus out-of-pocket expenses. TMP shall cause its employees performing the insurance services described on this Schedule to maintain reasonably accurate records as to the portion of their time spent performing such services.

Describe how Service Costs will be adjusted in the event of an increase/decrease in Services provided: Not applicable.

Additional information:

S-2

TRANSITION SERVICES SCHEDULE

Schedule #: 5
Service provider:	☐ TMP Worldwide	☒ Hudson Highland
Functional area:	☐ Insurance	☐ Tax Services	☐ Legal Services
	☐ Facilities	☐ Human Resources	☐ Information Technology
☒ Other (describe): Accounting, payroll and administrative services

Start/end date: Commencing on the Distribution Date, and ending on the first anniversary of the Distribution Date, unless terminated earlier.

Summary of Services to be provided (describe in appropriate detail):

HHGI shall continue to provide the accounting, payroll and other administrative services it has historically provided for TMP Technologies employees at Vladislovova 16, Praha 1, Prague, Czechoslovakia, including, without limitation:

1.
Payroll, including subsidized food coupons distributed to employees.

2.
All accounting (accounts payable, contract ownership, vendor relationships).

3.
Other administrative services, including the following: (a) paying for rent and utilities of the flat occupied by TMP Tech manager in Prague; (b) administration and payment of shared services (Power, Water, Heat, and Electricity); (c) administration and payment of contracts for other shared services such as cleaning service, coffee and office supplies; and (d) managing mobile phone contracts for managers and on-call staff.

S-1

Estimated total Service Costs to service provider: US$941 per month

Describe Service Cost methodology and factors affecting total Service Costs: TMP shall pay HHGI's direct and indirect, fully allocated costs (including overhead) of providing the services described in this Schedule, plus out-of-pocket expenses. In the case of expenses shared by TMP and HHGI, TMP shall pay its pro rata share of such expenses based upon headcount at the Prague facility for the relevant time period. HHGI shall cause its employees performing the accounting, payroll and other administrative services described on this Schedule to maintain reasonably accurate records as to the portion of their time spent performing such services.

Describe how Service Costs will be adjusted in the event of an increase/decrease in Services provided: Not applicable.

Additional information:

S-2

TRANSITION SERVICES SCHEDULE

Schedule #: 6
Service provider:	☐ TMP Worldwide	☒ Hudson Highland
Functional area:	☐ Insurance	☐ Tax Services	☐ Legal Services
	☒ Facilities	☐ Human Resources	☐ Information Technology
☐ Other (describe):

Start/end date: Commencing on the Distribution Date, and ending on the first anniversary of the Distribution Date, unless terminated earlier; provided, however that notice of termination pursuant to Section 5.02(a) may not be given by TMP prior to October 31, 2003.

Summary of Services to be provided (describe in appropriate detail):

HHGI shall continue to provide the facilities services it has historically provided for TMP Technologies employees at Vladislovova 16, Praha 1, Prague, Czechoslovakia, including, without limitation:

1.
Facilities management, building infrastructure, plumbing, electrical, structural questions, problems.

2.
Use of photocopier.

3.
Main reception area, mail routing, deliveries, answering the main building door for visitors, guests.

4.
Shared tech infrastructure, including: (a) Phone System/External Lines, (b) Internet connectivity, and (c) Security System, administration and contract with security company.

S-1

Estimated total Service Costs to service provider: US$3,185 per month

Describe Service Cost methodology and factors affecting total Service Costs: TMP shall pay HHGI's direct and indirect, fully allocated costs (including overhead) of providing the services described in this Schedule, plus out-of-pocket expenses. In the case of expenses shared by TMP and HHGI, TMP shall pay its pro rata share of such expenses based upon headcount at the Prague facility for the relevant time period. HHGI shall cause its employees performing the facilities services described on this Schedule to maintain reasonably accurate records as to the portion of their time spent performing such services.

Describe how Service Costs will be adjusted in the event of an increase/decrease in Services provided: Not applicable.

Additional information:

S-2

TRANSITION SERVICES SCHEDULE

Schedule #: 7
Service provider:	☐ TMP Worldwide	☒ Hudson Highland
Functional area:	☐ Insurance	☐ Tax Services	☐ Legal Services
	☐ Facilities	☐ Human Resources	☒ Information Technology
☐ Other (describe):

Start/end date: Commencing on the Distribution Date, and ending six months thereafter, unless terminated earlier.

Summary of Services to be provided (describe in appropriate detail):

See Part 1(a) of attached summary.

S-1

Estimated total Service Costs to service provider: See Part 1(b) and Part 2 of attached summary.

Describe Service Cost methodology and factors affecting total Service Costs: See Part 1(b) and Part 2 of attached summary.

Describe how Service Costs will be adjusted in the event of an increase/decrease in Services provided: Not applicable

Additional information:

S-2

Part 1
Services

(a) To provide IT support in the following areas in the Asia Pacific Region:

Communications, security & Voice support: Support for hardware/software/configuration for Voice, Data, Internet, Security, Mobile and remote access including billing issues

Business systems: Support for the front and back office TMP business systems and associated technical infrastructure hardware/software

Messaging: Support for the hardware/software/configuration and related email issues arising

Helpdesk: Support for any issues arising following the outsourcing of the TMP Helpdesk
Network Services: Support for level 2 desktop/server issues arising following the split

(b) The support will be provided free of charge to a maximum amount of hours per week during the term of the agreement in accordance with the following:

Month 1 - 20 hours max
Month 2 - 16 hours max
Month 3 - 12 hours Max
Month 4 - 8 hours Max
Month 5 - 4 hours Max
Month 6 - 2 hours max

Part 2
Agreed Billing

Hours in excess of Part 1 paragraph (b) will be billed as follows:

AUS$80 +GST per hour for any work during business hours (8:00 - 18:00 Australian Eastern Standard Time) on business days in News South Wales, Australia.

For work outside of business hours the rate will be AUS$160 + GST per hour.

Where work is performed outside of Australia, GST means any applicable service taxes or similar payable in the jurisdiction where the Services are performed.

The parties may agree to apply the Agreed Billing to the Services during the period referred to in Part 1 paragraph (b) where it is agreed the work to be performed is unusual or demanding.

S-3

TRANSITION SERVICES SCHEDULE

Schedule #: 8
Service provider:	☒ TMP Worldwide	☐ Hudson Highland
Functional area:	☒ Insurance	☐ Tax Services	☐ Legal Services
	☐ Facilities	☒ Human Resources	☐ Information Technology
☒ Other (describe): Workplace health and safety

Start/end date: In the case of the health insurance services described in paragraph 1 below, commencing on the Distribution Date and ending on the renewal date of TMP's health insurance policy in October 2003. In the case of all other services described below, commencing on the Distribution Date, and ending on the first anniversary of the Distribution Date, unless terminated earlier.

Summary of Services to be provided (describe in appropriate detail):

TMP shall provide the following and related services to HHGI in the United Kingdom:

1.
TMP shall provide health insurance coverage to HHGI's United Kingdom employees under its health insurance scheme on the same terms that similarly situated TMP employees are provided such coverage.

2.
Management of pensions including Company Pension Schemes; administration and compliance of Group Personal Pension Plan and dealing with annual review/renewal; administration of old plans; wind up and closure administration; administration of individual personal pension plans.

3.
Management and administration of Private Medical Insurance Plan, Group Life Assurance, and PHI Plans and management of claims and dealing with annual review and renewal; management and administration of business and Commercial Insurance Policies for the UK and Ireland and dealing with annual review and renewal; liaison and implementation of global insurance programme to the UK/Irish businesses.

4.
Health and Safety Officer including Health & Safety Implementation and compliance; undertaking risk assessments; undertaking basic work station assessments; supervising Health & Safety/CDM compliance of external contractors.

5.
Administration and submission of work permit applications.

6.
Management of office relocations including supervision and delivery of relocation requirements all UK offices; Liaison with removers and ITS.

S-1

Estimated total Service Costs to service provider: US$67,502

Describe Service Cost methodology and factors affecting total Service Costs: HHGI shall pay TMP's direct and indirect, fully allocated costs (including overhead) of providing the services described in this Schedule, plus out-of-pocket expenses. In the case of expenses shared by TMP and HHGI (including the expense of providing health insurance coverage as described above), HHGI shall pay its pro rata share of such expenses based upon headcount for the relevant time period. TMP shall cause its employees performing the services described on this Schedule to maintain reasonably accurate records as to the portion of their time spent performing such services.

Describe how Service Costs will be adjusted in the event of an increase/decrease in Services provided: Not applicable.

Additional information:

        TMP Contact: John Upwood

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TRANSITION SERVICES SCHEDULE

Schedule #: 9
Service provider:	☒ TMP Worldwide	☐ Hudson Highland
Functional area:	☐ Insurance	☐ Tax Services	☐ Legal Services
	☐ Facilities	☐ Human Resources	☐ Information Technology
☒ Other (describe): Secretarial, property and administrative services

Start/end date: Commencing on the Distribution Date, and ending on the first anniversary of the Distribution Date, unless terminated earlier.

Summary of Services to be provided (describe in appropriate detail):

TMP shall provide the following and related administrative services to HHGI in the United Kingdom:

1.
Company Secretarial services for all UK companies including maintenance of statutory records; minuting of board meetings etc; filing returns at Companies House.

2.
Property Services including acquisition and disposal of leases; checking and authorization of rent and service charge payments; checking and authorization of business rates; obtaining consents from landlord for works; management of sub let properties and collection of rent and service charges; management of property advisers.

3.
Supervision of refurbishment projects all UK; liaison and supervision of contractors; delivery of projects.

4.
Co-ordination of supplies/suppliers of office furniture; Delivery of furniture to locations and installation.

5.
Management and ordering of printed and non printed stationery; Negotiations with suppliers.

6.
Delivery and maintenance of office equipment; Replacement of equipment.

7.
Management and administration of car fleet and liaison with suppliers and accident managers.

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Estimated total Service Costs to service provider: US$67,502

Describe Service Cost methodology and factors affecting total Service Costs: HHGI shall pay TMP's direct and indirect, fully allocated costs (including overhead) of providing the services described in this Schedule, plus out-of-pocket expenses. In the case of expenses shared by TMP and HHGI, HHGI shall pay its pro rata share of such expenses based upon headcount at the relevant facilities for the relevant time period. TMP shall cause its employees performing the services described on this Schedule to maintain reasonably accurate records as to the portion of their time spent performing such services.

Describe how Service Costs will be adjusted in the event of an increase/decrease in Services provided: Not applicable.

Additional information:

TMP Contact: John Upwood

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TRANSITION SERVICES SCHEDULE

Schedule #: 10
Service provider:	☒ TMP Worldwide	☐ Hudson Highland
Functional area:	☐ Insurance	☐ Tax Services	☐ Legal Services
	☒ Facilities	☐ Human Resources	☐ Information Technology
☐ Other (describe):

Start/end date: Commencing on the Distribution Date, and ending simultaneously with the expiration of the last remaining sublease between TMP and HHGI dated March             , 2003, unless terminated earlier.

Summary of Services to be provided (describe in appropriate detail):

TMP shall continue to provide the facilities services it has historically provided for HHGI employees at Chancery House, 53-64 Chancery Lane, London, including, without limitation, cleaning, security, pest control, switchboard, post room and dispatch, reception, placing orders for consumables requested by HHGI, and other facilities services requested by HHGI.

Estimated total Service Costs to service provider: US$246,300

Describe Service Cost methodology and factors affecting total Service Costs: HHGI shall pay TMP's direct and indirect, fully allocated costs (including overhead) of providing the services described in this Schedule, plus out-of-pocket expenses. In the case of expenses shared by TMP and HHGI, HHGI shall pay its pro rata share of such expenses based upon square footage of space occupied at Chancery House (ignoring vacant or sublet space unless a subtenant occupies such space).

Describe how Service Costs will be adjusted in the event of an increase/decrease in Services provided: Not applicable.

Additional information:

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TRANSITION SERVICES SCHEDULE

Schedule #: 11
Service provider:	☒ TMP Worldwide	☐ Hudson Highland
Functional area:	☐ Insurance	☐ Tax Services	☐ Legal Services
	☐ Facilities	☐ Human Resources	☐ Information Technology
☒ Other (describe): Accounting services

Start/end date: Commencing on the Distribution Date, and ending on June 30, 2003, unless terminated earlier.

Summary of Services to be provided (describe in appropriate detail):

TMP shall provide HHGI the services of the following accounting employees and functions (or replacements of the following accounting employees during the term of the transition services described in this schedule), in Milwaukee, Wisconsin for HHGI's eResourcing North America and Corporate Divisions:

Accounts payable: Cheri Callies, Kelly Wolter, Laura Ayers and one temporary employee;
Collections: Carrie Wichgers, Sheila Conaway, Angel Bates, Michelle Garcia, Oscar Hare, Michelle Ogbaekwe;
Cash Application: Don Coffmann;
Controller: Kim Schulte;
Staff Accountants: Trish Howsare, Rowena Jaenchen and Jennifer Mehalko;
Other: Paul Piorier and Nigel Crouch.

S-1

Estimated total Service Costs to service provider: US $60,042 per month with respect to eResourcing accounting services and $16,667 per month with respect to Corporate accounting services.

Describe Service Cost methodology and factors affecting total Service Costs: HHGI shall pay TMP's direct and indirect costs (including employee salaries and employee benefits) of providing the services described in this Schedule, plus out-of-pocket expenses. TMP shall cause its employees performing the services described on this Schedule to maintain reasonably accurate records as to the portion of their time spent performing such services.

Describe how Service Costs will be adjusted in the event of an increase/decrease in Services provided: Not applicable.

Additional information:

With respect to services in Milwaukee, HHGI shall furnish TMP one month's notice as the services of specific employees are no longer required.

S-2

TRANSITION SERVICES SCHEDULE

Schedule #: 12
Service provider:	☒ TMP Worldwide	☐ Hudson Highland
Functional area:	☐ Insurance	☐ Tax Services	☐ Legal Services
	☒ Facilities	☐ Human Resources	☐ Information Technology
☐ Other (describe):

Start/end date: Commencing on the Distribution Date, and ending on June 30, 2003, unless terminated earlier.

Summary of Services to be provided (describe in appropriate detail):

TMP shall provide office and cubicle space, and related facilities services, for HHGI (executive search) employees in Milwaukee, Wisconsin.

S-1

Estimated total Service Costs to service provider: US$3,210 per month

Describe Service Cost methodology and factors affecting total Service Costs: HHGI shall pay TMP a flat rate of $3,210 per month for the services described in this Schedule, plus out-of-pocket expenses.

Describe how Service Costs will be adjusted in the event of an increase/decrease in Services provided: HHGI shall furnish TMP one month's notice as the office space is no longer required.

Additional information:

S-2

TRANSITION SERVICES SCHEDULE

Schedule #: 13
Service provider:	☒ TMP Worldwide	☐ Hudson Highland
Functional area:	☐ Insurance	☐ Tax Services	☐ Legal Services
	☒ Facilities	☐ Human Resources	☐ Information Technology
☐ Other (describe):

Start/end date: Commencing on the Distribution Date, and ending on June 30, 2003, unless terminated earlier.

Summary of Services to be provided (describe in appropriate detail):

TMP shall provide office and cubicle space, and related facilities services, for HHGI (eResourcing) employees in Milwaukee, Wisconsin.

S-1

Estimated total Service Costs to service provider: US$8,210 per month

Describe Service Cost methodology and factors affecting total Service Costs: HHGI shall pay TMP a flat rate of $8,210 per month for the services described in this Schedule, plus out-of-pocket expenses.

Describe how Service Costs will be adjusted in the event of an increase/decrease in Services provided: HHGI shall furnish TMP one month's notice as the office space is no longer required.

Additional information:

S-2

TRANSITION SERVICES SCHEDULE

Schedule #: 14
Service provider:	☒ TMP Worldwide	☐ Hudson Highland
Functional area:	☐ Insurance	☐ Tax Services	☐ Legal Services
	☐ Facilities	☐ Human Resources	☒ Information Technology
☐ Other (describe):

Start/end date: Commencing on the Distribution Date, and ending on the earlier of April 15, 2003 or the March 2003 period close, unless terminated earlier.

Summary of Services to be provided (describe in appropriate detail):

TMP will provide HHGI users worldwide with access (subject to the restrictions described in this Schedule) to its accounting applications, including Oracle, Hyperion, Citrix and shared drives, on an as needed basis in each region, as HHGI transitions to its own accounting systems.

S-1

Estimated total Service Costs to service provider: See Service Cost methodology below

Describe Service Cost methodology and factors affecting total Service Costs: USD$50 per hour (with a one hour minimum) for any work during business hours (8:00-5:00 EST) on business days. For work outside of business hours the rate will be USD$80 (with a two hour minimum).

Describe how Service Costs will be adjusted in the event of an increase/decrease in Services provided: Not applicable.

Additional information:

The parties shall maintain the confidentiality of financial information and other data in accordance with Section 6.01.

S-2

TRANSITION SERVICES SCHEDULE

Schedule #: 15
Service provider:	☒ TMP Worldwide	☐ Hudson Highland
Functional area:	☐ Insurance	☐ Tax Services	☐ Legal Services
	☐ Facilities	☐ Human Resources	☐ Information Technology
☒ Other (describe): Accounting services

Start/end date: Commencing on the Distribution Date, and ending on June 30, 2003, unless terminated earlier.

Summary of Services to be provided (describe in appropriate detail):

TMP shall provide HHGI accounting services in Montreal and Toronto, Canada in a manner that is substantially consistent with existing services enjoyed by eResourcing and Executive Search. Such services are generally provided in approximately 16 hours per week.

Estimated total Service Costs to service provider: US$1,458 per month.

Describe Service Cost methodology and factors affecting total Service Costs: HHGI shall pay TMP's direct and indirect costs (including employee salaries and employee benefits) of providing the services described in this Schedule, plus out-of-pocket expenses. TMP shall cause its employees performing the services described on this Schedule to maintain reasonably accurate records as to the portion of their time spent performing such services.

Describe how Service Costs will be adjusted in the event of an increase/decrease in Services provided: Not applicable.

Additional information:

HHGI shall furnish TMP one month's notice as the accounting services are no longer required.

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        IN WITNESS WHEREOF, the parties have executed and delivered the foregoing Transition Service Schedules, which are hereby deemed incorporated into and made part of that certain Transition Services Agreement between TMP Worldwide Inc. and Hudson Highland Group, Inc.

Date:

TMP WORLDWIDE INC.

By:
Name: Title:

HUDSON HIGHLAND GROUP, INC.

By:
Name: Title:

QuickLinks

  Exhibit 10.2
TABLE OF CONTENTS
TRANSITION SERVICES AGREEMENT
ARTICLE 1 DEFINITIONS
ARTICLE 2 PURCHASE AND SALE OF SERVICES
ARTICLE 3 SERVICE COSTS; OTHER CHARGES
ARTICLE 4 THE SERVICES
ARTICLE 5 TERM AND TERMINATION
ARTICLE 6 MISCELLANEOUS
Schedules for Services Effective as of the Distribution Date
TRANSITION SERVICES SCHEDULE
TRANSITION SERVICES SCHEDULE
TRANSITION SERVICES SCHEDULE
TRANSITION SERVICES SCHEDULE
TRANSITION SERVICES SCHEDULE
TRANSITION SERVICES SCHEDULE
TRANSITION SERVICES SCHEDULE
TRANSITION SERVICES SCHEDULE
TRANSITION SERVICES SCHEDULE
TRANSITION SERVICES SCHEDULE
TRANSITION SERVICES SCHEDULE
TRANSITION SERVICES SCHEDULE
TRANSITION SERVICES SCHEDULE
TRANSITION SERVICES SCHEDULE
TRANSITION SERVICES SCHEDULE
TRANSITION SERVICES SCHEDULE